Other non-current Assets - Schedule of Other Non-current Assets (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2021 USD ($)	Mar. 31, 2021 CNY (¥)	Mar. 31, 2020 CNY (¥)
Other Assets, Noncurrent Disclosure [Abstract]
Deposits		¥ 3,767	¥ 3,076
Long-term loans receivable		344	0
Deferred initial public offering related costs		0	7,943
Total	$ 627	¥ 4,111	¥ 11,019